Page 1 of 1


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2002


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                         1-6453                   95-2095071
--------                         ------                   ----------
(State of Incorporation)         (Commission              (I.R.S. Employer
                                  File Number)            Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)

National Semiconductor Corporation


Index
                                                                Page
                                                                ----

Item 7. Financial Statements and Exhibits                       3

Item 9. Regulation FD Disclosure                                3

Signature                                                       4

ITEM 7.  Financial Statements and Exhibits

(c)      Exhibits

         Designation
         Of Exhibit          Description of Exhibit
         ----------          ----------------------
          99 Statements under oath of the company's principal executive officer and principal financial officer.



ITEM 9.  Regulation FD Disclosure

Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 No. 4-460, we hereby file as part of this report under exhibit 99, the required statements under oath of the company's principal executive officer, Brian L. Halla, Chairman, President and Chief Executive Officer, and the principal financial officer, Lewis Chew, Senior Vice President, Finance and Chief Financial Officer.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NATIONAL SEMICONDUCTOR CORPORATION

Dated: August 16, 2002                      /S/  ROBERT E. DEBARR
                                            Robert E. DeBarr
                                            Controller
                                            (Principal Accounting Officer)

                                                                     Exhibit 99

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Brian L. Halla, Chairman, President and Chief Executive Officer, state and attest that:

(1)  To the best of my knowledge,  based upon a review of the covered reports of
     National   Semiconductor   Corporation,   and,   except  as   corrected  or
     supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Company's Board of Directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K of National Semiconductor Corporation for the fiscal year ended May 26, 2002 filed with the Commission;
     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of National Semiconductor Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
     o    any amendments to any of the foregoing.

Date:  August 16, 2002                             /S/  BRIAN L. HALLA
                                                   Brian L. Halla

State of California         )
                            ) ss.
County of Santa Clara       )

Subscribed and sworn to before me this 16th day of August 2002.

/S/  KAREN L. METZ                                KAREN L. METZ
                                                  Commission # 1223997
                                                  Notary Public - California
                                                  Santa Clara County
                                                  My Comm. Expires Jun 11, 2003

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Lewis Chew, Senior Vice President, Finance and Chief Financial Officer, state and attest that:

(1)  To the best of my knowledge,  based upon a review of the covered reports of
     National   Semiconductor   Corporation,   and,   except  as   corrected  or
     supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Company's Board of Directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o the Annual Report on Form 10-K of National Semiconductor Corporation for the fiscal year ended May 26, 2002 filed with the Commission;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of National Semiconductor Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

Date:  August 16, 2002                            /S/  LEWIS CHEW
                                                  Lewis Chew
State of California         )
                            ) ss.
County of Santa Clara       )

Subscribed and sworn to before me this 16th day of August 2002.

/S/  KAREN L. METZ                                KAREN L. METZ
                                                  Commission # 1223997
                                                  Notary Public - California
                                                  Santa Clara County
                                                  My Comm. Expires Jun 11, 2003